Exhibit 99.5
Fly Right: Achieve Industry RASM Parity Glen Hauenstein Executive Vice President Network Planning & Revenue Management March 27, 2007

Safe Harbor This presentation contains various projections and other forward-looking statements which represent Delta's estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta's control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the "Risk Factors" discussed in Delta's Form 10-K filed with the SEC on March 2, 2007. Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non-GAAP financial measures in talking about our company's performance. You can find the reconciliations of those measures to comparable GAAP measures in the appendix of this presentation. None of the statements contained herein are a solicitation of votes for or against any plan of reorganization. Any such solicitation shall only be made through a disclosure statement approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

Can Delta Achieve Industry RASM Parity? Domestic capacity rationalization that leads to Industry leading RASM performance International expansion - Investing in the future Targeted growth enabled by new fleet additions The power of the Atlanta hub We have the right tools in place

....And Delta's Gap To Industry Closing Passenger RASM as % of Industry (1) (Length Of Haul Adjusted) PRASM Delta Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Mut ed Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2003 0.9 2004 0.89 2005 0.86 2006 0.93 Mainline RASM Performance (Length of Haul Adjusted % Change CY2005 vs CY2006) Source: SEC filings, ATA, Length-of-haul adjusted In 2006 Delta Led the Industry in RASM Improvement Yr/yr RASM Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple Delta 18 US Airways 14 Southwest 11 American 10 jetBlue 10 Northwest 9 Continental 8 United 7 airTran 6 1 Unit Revenue adjusted to industry length of haul average 18 Note: 2003 is based on Mainline only Source: ATA

Significant Domestic Capacity Rationalization Achieved Delta reduced domestic capacity while rest of industry(1) grew (DL -13% vs. +3%) Domestic capacity rationalization a major component of Delta's business plan 2007 domestic system down 1-3% 2007 domestic mainline down 5-7% YOY change in domestic capacity (%) Light Green Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Mu ted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple DL -12.5 AA -2.7 US -1.2 NW 0.4 AS 2.1 UA 3.9 CO 5.3 WN 10.7 B6 11.7 FL 19.7 1 Industry defined as carriers shown on page Source: November 2005 vs. November 2006 OAG, ASMs

....While Investing in Future Profitability DL AA CO US UA NW 925 277 260 156 125 62 Source: OAG; New market and city ASMs in 3Q 06 versus 3Q 05 Delta Added Over 50% of New Industry Capacity ASM % 51% 15% 15% 9% 7% 3%

Business Timed Departures Driving Strong RASM Performance 500 600 700 800 900 1000 1100 1200 1300 1400 1500 1600 1700 1800 1900 2000 2100 2200 2300 East -1.7 0.8 1.7 0.3 0.5 0.2 1.2 -1.2 1.7 -0.2 0.1 0.4 0.9 0 -0.3 -2.2 -0.6 -0.8 -0.7 Source: OAG data April 2005 versus April 2007 Off-peak departure times significantly reduced Despite Reducing Domestic Capacity By 13%, Business Demand Time Channel Departures Have Improved

Mainline Aircraft Utilization up 8% from 2005 ....While Fleet Utilization Continues to Increase Source: Spring 2007 vs. Spring 2005 Schedule Aircraft utilization up 2% over 2006 Mainline aircraft flying average of 12.4 hours per day, up from 11.5 hours in 2005 Regional aircraft flying average of 10.2 hours per day, a 4% improvement over 2006 2005 2006 2007 2005 11.5 12.1 12.4 Hours per Day Mainline Aircraft Utilization

Atlantic Latin Pacific Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2005 67 26 7 2009E 50 28 22 Capacity Diversification Fundamental to Delta's Plan Domestic / International Capacity Mix Less Reliance On Domestic Markets Europe Latin/ Caribbean Asia, Middle- East, Africa More Diversification Of International Capacity Domestic Int'l Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Muted Ligh t Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2005 77.3 22.7 2006 71 29 2007E 67 33 2008E 63 37 2009E 59 41 2010E 59 41 (%) International Domestic (%) Source: Delta internal analysis

Atlanta is the Boardwalk of Airline Hubs Source: Delta internal analysis No other US airline can connect five continents via one hub Atlanta is becoming the airport of choice and convenience for connections between Europe/Asia/Africa and Latin America Unrivalled destination breadth US/Canada 182 Europe 23 Mexico 10 Carib/USVI/PR 24 C&S America 18 Asia/Middle East 4 Africa 3 AFRICA ASIA

JFK is the Preferred Airport for Local NYC Traffic Economy Premium JFK 7176 1300 EWR 3127 561 JFK local market is over twice the size of EWR both in premium and in economy But it has less than twice the service of EWR The same relationship applies to primary spoke markets that DL/CO both serve Average Daily Seats 18,712 10,151 Source: MIDT and OAG for YE Feb 2007 DL CO % Local 57% 44% Gap +13 pts

World of Profitable Growth Available to Delta Seeking China route authority Launching Seoul in 2007 777-200LR opens new markets New reach through expanded codeshares Asia/Pacific Atlanta superior gateway New markets with Los Angeles gateway NYC to Caribbean, Central and South America Latin America First non-stop from North America to Mumbai First mover advantage to Africa Long-haul aircraft open Middle East Africa/Middle East/India Domestic widebodies funding profitable growth 757ETOPs(1) permits capacity optimization and provides unique new growth markets First mover advantage to Eastern Europe Transatlantic 1 Extended Twin-Engine Operations

Down Gauge is a Key Component of the Plan Note: Assumes other airline average seats per departure remains constant (based on aircraft orders) Approaching industry average gauge will close Domestic load factor gap Domestic gauge gap vs industry Closing Domestic Gauge Gap... will help to Close Load Factor Gap 2007 Goal East 0.22 0.06 Down gauging expected to contribute 1.2 point of closing Load Factor gap Closing Load Factor gap adds incremental RASM value of about $200M in 2010 vs. 2007 Gauge reduction achieved by: 767-400 deployment to international Introduction of 737-700 Introduction of 100 seat equipment

AA CO DL NW UA US+HP Existing 120 44 67 58 117 19 Growth 8 35 28 10 U.S. Carrier International Growth Constrained Delta is the only carrier with significant international aircraft growth in the near future US Carrier International Widebody Fleet Expansion Source: Company & Boeing Reports as of July 2006; and AirClaims database for orders Note: Excludes NW's 747Fs 1 Some of these A/C will replace old DC-10s and 747-200s Mainly in 06-07 Mainly in 09-10 Mainly in 09-10 Mainly in 09-10 (1)

Delta - Positioned to Win Leisure focused Right-sized Destination Origin Via Redeploying widebodies Creating new gauge opportunities Removed four fleet types, best-in-class costs Engaged / motivated workforce Adding more premium seats, digital entertainment, new interiors Operating profitable hubs and service to five continents Domestic oriented Complex Commoditized Over-gauged Distinctive Premium offerings Globally balanced Streamlined Delta on Right Flight Plan

Appendix Non-GAAP Reconciliations

RASM Gap to Industry Average Note: Charter revenue is excluded and length of haul is adjusted as management believes this is helpful to investors in comparing the Company's passenger revenue per ASM to the industry.

Year over Year Mainline RASM Change